EXHIBIT 99.1


--------------------------------------------------------------------------------
NEWS RELEASE
--------------------------------------------------------------------------------

[NEXTEL PARTNERS LOGO]                 NEXTEL PARTNERS, INC.
                                       4500 Carillon Point
                                       Kirkland, WA  98033
                                       (425) 576-3600
                                                                       CONTACTS:
                                    INVESTORS:  ALICE KANG RYDER  (425) 576-3696
                                           MEDIA:  SUSAN JOHNSTON (425) 576-3617


          NEXTEL PARTNERS REPORTS STRONG RESULTS IN FIRST QUARTER 2006

                    - NET SUBSCRIBER ADDITIONS OF 102,900 -
      - 24% YEAR-OVER-YEAR GROWTH IN SERVICE REVENUES TO $468.0 MILLION -
           - NET INCOME OF $66.0 MILLION OR $0.21 PER DILUTED SHARE -
                      - FREE CASH FLOW OF $82.6 MILLION -
            - NET CASH FROM OPERATING ACTIVITIES OF $160.4 MILLION -

KIRKLAND, Wash. - April 25, 2006 - Nextel Partners, Inc. (NASDAQ: NXTP) today reported strong financial and operating results for the first quarter of 2006, including net income attributable to stockholders of $66.0 million, a 17% increase over the $56.5 million earned in the previous year's first quarter. Basic and diluted net income per share attributable to common stockholders for the period was $0.23 and $0.21, respectively.

Adjusted EBITDA was $182.8 million in the first quarter of 2006. Excluding merger-related expenses, Adjusted EBITDA was $189.7 million, representing a service revenue margin of 41% and a 55% increase over first quarter 2005 Adjusted EBITDA, excluding merger-related expenses, of $122.5 million. Free cash flow was $82.6 million in the first quarter of 2006, representing a 97% increase over $41.9 million of free cash flow generated in the first quarter of 2005. Net cash provided by operating activities was $160.4 million in the first quarter of 2006, representing a 37% increase over the $117.2 million provided by operating activities in the previous year's first quarter.

Service revenues during the period grew 24% over the prior year's first quarter to $468.0 million. Partners added 102,900 net new customers during the first quarter to end the period with 2,120,600 total digital customers, representing 25% subscriber growth since the previous year's first quarter.

"Partners is off to a great start in 2006. We continue to execute on our strategy of increasing profitability by driving strong subscriber growth and focusing on high-value customers," said John Chapple, Partners' Chairman, CEO and President. "I commend our partners (employees) for their continued focus on the operations as we work with Sprint Nextel to ensure a successful integration of Nextel Partners upon the completion of their acquisition."

Average monthly revenue per subscriber unit (ARPU) was among the highest in the wireless industry in the first quarter of 2006 at $66, representing a $1 decrease from the previous year's first quarter. Inclusive of roaming revenues, ARPU was approximately $76 for the period. Average monthly churn rate was 1.4% in the first quarter of 2006 and remained among the lowest in the industry. Lifetime revenue per subscriber (LRS) was $4,714 in the first quarter of 2006.

First quarter 2006 net capital expenditures, excluding capitalized interest, were $76.5 million. During the period, Partners added 84 cell sites to its network, bringing the total number of sites to 4,714 at quarter-end. Nextel Partners opened 5 new company-owned stores during the first quarter to end the period with 140 stores in operation throughout the country.

"Our strong operational focus continues to pay off in increased profitability," said Barry Rowan, Partners' Chief Financial Officer. "During the quarter, we continued to execute on our proven strategy of targeting high value customers with an attractive product and first-rate customer service and, as a result, Partners reported continued increases in top line results as well as company-high Adjusted EBITDA in the first quarter of 2006."

NON-GAAP FINANCIAL MEASURES
The information presented in this press release and in the attached financial tables includes financial information prepared in accordance with generally accepted accounting principles in the U.S., or GAAP, as well as other financial measures that may be considered non-GAAP financial measures, including free cash flow, adjusted EBITDA, service revenue margin, ARPU, LRS, net capital expenditures and CPGA. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As described more fully in the notes to the attached financial tables, management believes these non-GAAP measures provide meaningful additional information about our performance and our ability to service our long-term debt and other fixed obligations and to fund our continued growth. The non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial tables. In addition, to view these and other reconciliations, visit the `Investor Relations' tab at www.nextelpartners.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include the economic conditions in our targeted markets, performance of our technologies, competitive conditions, customer acceptance of our services, access to sufficient capital to meet operating and financing needs, and those additional factors that are described from time to time in Nextel Partners' reports filed with the SEC, including Nextel Partners' annual report on Form 10-K for the year ended December 31, 2005. Such risks and uncertainties also include risks relating to the acquisition of Nextel Partners by Sprint Nextel Corporation including the result of the review of the proposed acquisition by various regulatory agencies and any conditions imposed in connection with consummation of the acquisition. This press release speaks only as of its date, and Nextel Partners disclaims any duty to update the information herein.

Nextel Partners, Inc. (NASDAQ:NXTP), a FORTUNE 1000 company based in Kirkland, Wash., has exclusive rights to offer the same fully integrated, digital wireless communications services offered by Nextel Communications in mid-sized and rural markets in 31 states where approximately 54 million people reside. Nextel Partners and Nextel Communications together offer the largest guaranteed all-digital wireless network in the country serving 297 of the top 300 U.S. markets. To learn more about Nextel Partners, visit www.nextelpartners.com.


                                    - more -

                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                               --------------------------------
                                                    2006              2005
                                               --------------    --------------
REVENUES:
      Service revenues(1)                       $     468,011     $     378,858
      Equipment revenues(1)                            31,158            25,226
                                               --------------    --------------
          Total revenues                              499,169           404,084
OPERATING EXPENSES:
      Cost of service revenues (includes
       stock-based compensation of $1,527
       and $0, respectively)(2)                       113,918            98,626
      Cost of equipment revenues(1)                    44,650            44,798
      Selling, general and administrative
       (includes stock-based compensation
       of $3,351 and $127, respectively)(2)            162,649           138,299
      Depreciation and amortization                    44,586            40,753
                                               --------------    --------------
INCOME FROM OPERATIONS                                133,366            81,608
      Interest expense, net of capitalized
       interest                                       (18,029)          (25,867)
      Interest income                                   2,474             2,643
      Loss on early retirement of debt                    (81)              -
                                               --------------    --------------
INCOME BEFORE INCOME TAX PROVISION                    117,730            58,384
      Income tax provision                            (51,702)           (1,852)
                                               --------------    --------------
NET INCOME ATTRIBUTABLE TO COMMON
  STOCKHOLDERS                                  $      66,028     $      56,532
                                               ==============    ==============

      Net Income per share attributable to
       common stockholders:
           Basic                                $        0.23     $        0.21
                                               ==============    ==============
           Diluted                              $        0.21     $        0.19
                                               ==============    ==============

      Weighted average number of shares
       outstanding:
           Basic                                      290,007           267,091
                                               ==============    ==============
           Diluted                                    308,891           308,335
                                               ==============    ==============



                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                  MARCH 31,       DECEMBER 31,
                                                    2006              2005
                                               --------------    --------------

Cash and cash equivalents                       $     195,539     $     150,403
Short-term investments                                 15,199            14,624
Accounts and notes receivable, net of
 allowance $27,983 and $27,267,
 respectively                                         263,620           265,720
Subscriber equipment inventory                         98,881            98,003
Deferred current income taxes                         173,750            78,027
Other current assets                                   32,889            38,089
                                               --------------    --------------
Total current assets                                  779,878           644,866
                                               --------------    --------------

Property, plant and equipment, net                  1,107,919         1,079,050
FCC licenses, net of accumulated
 amortization of $8,744                               377,893           376,254
Deferred non-current income taxes                      40,399           181,252
Other long-term assets                                 11,420            12,506
                                               --------------    --------------
Total assets                                    $   2,317,509     $   2,293,928
                                               ==============    ==============

Current liabilities                             $     197,097     $     208,432
Long-term debt                                      1,101,396         1,226,608
Other long-term liabilities                            44,257            39,691
                                               --------------    --------------
Total liabilities                                   1,342,750         1,474,731

Total stockholders' equity                            974,759           819,197
                                               --------------    --------------
Total liabilities and stockholders'
 equity                                         $   2,317,509     $   2,293,928
                                               ==============    ==============

                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                               --------------------------------
                                                    2006              2005
                                               --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income                                $      66,028     $      56,532
      Adjustments to reconcile net income
       to net cash from operating activities:
      Depreciation and amortization                    44,586            40,753
      Loss on early retirement of debt                     81               -
      Other non-cash items in net income               51,144             1,603
      Change in current assets and liabilities         (1,437)           18,326
                                               --------------    --------------
           Net cash from operating activities   $     160,402     $     117,214
                                               --------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Capital expenditures                            (75,735)          (69,107)
      FCC licenses                                     (1,639)              (60)
      Proceeds from sale and maturities of
       short-term investments, net                       (549)           31,886
      Other                                              (772)              -
                                               --------------    --------------
           Net cash from investing activities   $     (78,695)    $     (37,281)
                                               --------------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
           Net cash from financing activities   $     (36,571)    $      21,153
                                               --------------    --------------
NET INCREASE IN CASH AND CASH EQUIVALENTS       $      45,136     $     101,086

CASH AND CASH EQUIVALENTS, beginning of
 period                                         $     150,403     $     147,484
                                               --------------    --------------

CASH AND CASH EQUIVALENTS, end of period        $     195,539     $     248,570
                                               ==============    ==============



                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                                   OTHER DATA
                                   (UNAUDITED)

Digital units in service as of:

March 31, 2006                                      2,120,600
                                               ==============
December 31, 2005                                   2,017,700
                                               ==============
September 30, 2005                                  1,912,300
                                               ==============
June 30, 2005                                       1,805,100
                                               ==============
March 31, 2005                                      1,701,800
                                               ==============


                                                FOR THE THREE
                                                MONTHS ENDED
                                               MARCH 31, 2006
                                               --------------
                                               (IN THOUSANDS)

Net capital expenditures (excludes
 capitalized interest)(3)                       $      76,549
                                               ==============


                                                FOR THE THREE
                                                MONTHS ENDED
                                               MARCH 31, 2006
                                               --------------

CPGA - Cost per Gross Add (4)                   $         447
                                               ==============

                                                FOR THE THREE
                                                MONTHS ENDED
                                               MARCH 31, 2006
                                               --------------

Average monthly minutes of use per
 subscriber                                               800
                                               ==============

                     NEXTEL PARTNERS, INC. AND SUBSIDIARIES
                              SUPPLEMENTAL SCHEDULE
     (DOLLARS IN THOUSANDS UNLESS NOTED, EXCEPT ARPU, LIFETIME REVENUE PER
                              SUBSCRIBER AND CPGA)
                                   (UNAUDITED)


(1) IMPACT OF SEC STAFF ACCOUNTING BULLETIN (SAB) NO. 101- REVENUE RECOGNITION AND EMERGING ISSUES TASK FORCE (EITF) NO. 00-21-REVENUE ARRANGEMENTS WITH MULTIPLE DELIVERABLES (EITF NO. 00-21)
We adopted EITF No. 00-21, "REVENUE ARRANGEMENTS WITH MULTIPLE DELIVERABLES" beginning July 1, 2003 using the "prospective" method of adoption. Under EITF No. 00-21, we are no longer required to consider whether a customer is able to realize utility from the phone in the absence of the undelivered service. Given that we meet the criteria stipulated in EITF No. 00-21, we account for the sale of a phone as a unit of accounting separate from the subsequent service to the customer. Accordingly, we began recognizing revenue from phone equipment sales and the related cost of phone equipment revenues when title to the phone equipment passes to the customer beginning July 1, 2003. In accordance with EITF No. 00-21, we also report activation fees as part of equipment revenues effective July 1, 2003. Previously, in accordance with SAB No. 101, "REVENUE RECOGNITION IN FINANCIAL STATEMENTS," activation fees and handset revenues were deferred and recognized over three years, the estimated customer relationship period. Concurrently, related costs for the handsets were deferred, but only to the extent of deferred revenues, resulting in no change to income from operations. Since we adopted EITF No. 00-21 prospectively, all previously deferred activation fees, handset revenues and related costs for the handsets will continue to be amortized over their remaining customer relationship period. The following is a summary of the revenues and cost of equipment revenues (handset costs) as reported and without the effect of SAB No. 101 and EITF No. 00-21. (In December of 2003, the SEC staff issued SAB No. 104, "REVENUE RECOGNITION," which updated SAB No. 101 to reflect the impact of the issuance of EITF No. 00-21.)

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                               --------------------------------
                                                    2006              2005
                                               --------------------------------

Service revenues (as reported on
 Consolidated Statements of Operations)         $     468,011    $     378,858
  Activation fees amortization (SAB No. 101)             (184)            (703)
  Activation fees to equipment revenues
   (EITF No. 00-21)                                    10,100            4,633
                                               --------------------------------
Total service revenues without SAB
 No. 101 and EITF No. 00-21 effect              $     477,927    $     382,788
                                               --------------------------------

Equipment revenues (as reported on
 Consolidated Statements of Operations)         $      31,158    $      25,226
  Equipment revenues amortization
   (SAB No. 101)                                       (1,130)          (3,844)
  Activation fees from service revenues
   (EITF No. 00-21)                                   (10,100)          (4,633)
                                               --------------------------------
Total equipment revenues without SAB
 No. 101 and EITF No. 00-21 effect              $      19,928    $      16,749
                                               --------------------------------

Cost of equipment revenues (as reported
 on Consolidated Statements of
 Operations)                                    $      44,650    $      44,798
  Equipment revenues amortization
   (EITF No. 00-21)                                    (1,314)          (4,546)
                                               --------------------------------
Total cost of equipment revenues without
 SAB No. 101 and EITF No. 00-21 effect          $      43,336    $      40,252
                                               --------------------------------

Income from operations as reported              $     133,366    $      81,608
                                               ================================

Income from operations without
 SAB No. 101 and EITF No. 00-21 effect          $     133,366    $      81,608
                                               ================================

(2) IMPACT OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 123R, "SHARE BASED PAYMENT"

We adopted SFAS No. 123R on January 1, 2006 using the modified prospecive method. Under the modified prospective method, prior periods are not revised for comparative purposes. SFAS No. 123R required us to begin recognizing compensation expense in the income statement for the grant-date fair value of stock options and other equity-based compensation issued to employees. The following summary shows the components of stock-based compensation reported on our Consolidated Statements of Operations:

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                               --------------------------------
                                                    2006              2005
                                               --------------------------------
Stock-based compensation reported in
 cost of service revenue                        $       1,527    $          -
Stock-based compensation reported in
 selling, general and administrative                    3,351              127
                                               --------------------------------
Total stock-based compensation                  $       4,878    $         127
                                               ================================


(3) NET CAPITAL EXPENDITURES
Net capital expenditures exclude capitalized interest and are offset by net proceeds from the sale and lease-back transactions of telecommunication towers and related assets to third parties accounted for as operating leases. Net capital expenditures as defined are not a measure determined under GAAP in the United States of America and may not be comparable to similarly titled measures reported by other companies. Net capital expenditures should not be construed as a substitute for capital expenditures reported on our Consolidated Statements of Cash Flows, which is determined in accordance with GAAP. We report net capital expenditures in this manner because we believe it reflects the net cash used by us for capital expenditures and to satisfy the reporting requirements for our debt covenants. The following schedule reconciles net capital expenditures to capital expenditures reported on our Consolidated Statements of Cash Flows, which we believe is the most directly comparable GAAP measure:

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                               --------------------------------
                                                    2006              2005
                                               --------------------------------
Capital expenditures (as reported on
 Consolidated Statements of Cash Flows)         $      75,735    $      69,107
Less:  cash paid portion of capitalized
 interest                                                (297)            (322)
Less:  cash proceeds from sale and
 lease-back transactions accounted for as
 operating leases                                      (2,256)            (405)
Change in capital expenditures accrued or
 unpaid                                                 3,367          (11,823)
                                               --------------------------------
Net capital expenditures                        $      76,549    $      56,557
                                               ================================

(4) CPGA - COST PER GROSS ADD
CPGA is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs by our new subscribers during the period, or gross adds. CPGA, itself, is not a measurement determined under GAAP in the United States of America and may be not similar to CPGA measures of other companies; however, CPGA uses GAAP measures as the basis for calculation. We believe CPGA is a measure of the relative cost of customer acquisition. The following schedule reflects the CPGA calculation and provides a reconciliation of the cost measures used for the CPGA calculation to equipment revenues and selling, general and administrative costs, in each case as reported on our Consolidated Statements of Operations, which we believe are the most directly comparable GAAP measures to the cost measures used for the CPGA calculation:

                                                FOR THE THREE
                                                MONTHS ENDED
                                                   MARCH 31,
                                               --------------
                                                     2006
                                               --------------

Equipment Revenues (as reported on
 Consolidated Statements of Operations)         $     (31,158)
Less: Cost of equipment revenues (as
 reported on Consolidated Statements of
 Operations)                                           44,650
Adjust for impact of SAB No. 101                         (184)
Adjust for impact of EITF No. 00-21                    10,100
                                               --------------
Handset and accessory subsidy costs             $      23,408
                                               --------------

Selling, general and administrative
 costs (as reported on Consolidated
 Statements of Operations)                      $     162,649
Less: Stock-based compensation                         (3,351)
Less: General and administrative costs                (96,706)
                                               --------------
Selling and marketing costs                     $      62,592
                                               --------------

Handset and accessory subsidy costs
 from above                                     $      23,408
Plus: Selling and marketing from above                 62,592
                                               --------------
Costs used for CPGA calculation                 $      86,000
                                               ==============

Gross Adds (new subscribers during period)            192,447
                                               ==============

Cost per Gross Add                              $         447
                                               ==============


OTHER NON-GAAP RECONCILIATIONS:

ADJUSTED EBITDA
The term "EBITDA" refers to a financial measure that is defined as earnings before interest, taxes, depreciation and amortization; we use the term "Adjusted EBITDA" to reflect that our financial measure also excludes cumulative effect of change in accounting principle, loss from disposal of assets, loss from early extinguishment of debt and stock-based compensation. Adjusted EBITDA is commonly used to analyze companies on the basis of leverage and liquidity. However, Adjusted EBITDA is not a measure determined under GAAP in the United States of America and may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA should not be construed as a substitute for operating income or as a better measure of liquidity than cash flow from operating activities, which are determined in accordance with GAAP. We have presented Adjusted EBITDA to provide additional information with respect to our ability to meet future debt service, capital expenditure and working capital requirements. The following schedule reconciles Adjusted EBITDA to net cash from operating activities reported on our Consolidated Statements of Cash Flows, which we believe is the most directly comparable GAAP measure:

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                                  --------------------------
                                                       2006         2005
                                                  ------------   -----------
Net cash from operating activities (as reported
  on Consolidated Statements of Cash Flows)          $160,402     $117,214
Adjustments to reconcile to Adjusted EBITDA:
Cash paid interest expense, net of capitalized
  amount                                               27,288       29,117
Interest income                                        (2,474)      (2,643)
Change in working capital                              (2,386)     (21,200)
                                                    ----------    ---------
Adjusted EBITDA                                      $182,830     $122,488
                                                    ==========    =========

Merger-related expenses (A)                          $  6,896     $    -
                                                    ----------    ---------
Adjusted EBITDA excluding merger-related expenses    $189,726     $122,488
                                                    ==========    =========

(A) Includes merger-related expenses and marketing costs that we incurred as a result of Nextel Communciations' failure to allow us to use the Sprint brand.

FREE CASH FLOW (FCF)
We define free cash flow as net cash from operating activities less net capital expenditures, payments for FCC licenses, cash paid portion of capitalized interest, and change in current assets and liabilities from the statement of cash flows. Free cash flow is not a measurement determined under GAAP in the United States of America and may not be similar to free cash flow measures of other companies. We believe that free cash flow provides useful information to investors, analysts and our management about the amount of cash our business is generating, after interest payments and reinvestments in the business, which may be used to fund scheduled debt maturities and other financing activities, including refinancings and early retirement of debt. Free cash flow is most directly comparable to the GAAP measure of net cash from operating activities reported on our Consolidated Statements of Cash Flows. The following schedule reconciles free cash flow to net cash from operating activities:

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                                  --------------------------
                                                       2006         2005
                                                  ------------   ------------
Net cash from operating activities
  (as reported on Consolidated
  Statements of Cash Flows)                       $ 160,402       $117,214
Aggregate adjustments to reconcile
  net income to net cash from operating
  activities (as reported on Consolidated
  Statements of Cash Flows)                         (94,374)       (60,682)
Net income (as reported on Consolidated
  Statements of Operations)                       $  66,028       $ 56,532
Add:  depreciation and amortization                  44,586         40,753
Add:  non-cash items in net income                   51,225          1,603
Less: net capital expenditures (See Note 3 above)   (76,549)       (56,557)
Less: cash paid portion of capitalized
  interest (See Note 3 above)                          (297)          (322)
Less: other investing                                  (772)            -
Less: FCC licenses                                   (1,639)           (60)
                                                     --------      --------
Free cash flow                                    $  82,582       $ 41,949
                                                  ===========     ===========

SERVICE REVENUE MARGIN
The measure "service revenue margin" is a non-GAAP measure that is determined by dividing "Adjusted EBITDA" by service revenue (as reported on our Consolidated Statements of Operations). Service revenue margin, as defined, is not a measure determined under GAAP in the United States of America and may not be comparable to similarly titled measures reported by other companies. We believe that service revenue margin is a useful indicator of our ability to fund future spending requirements, such as capital expenditures and other investments, and our ability to incur and service debt. The following schedule reflects the service revenue margin calculation and incorporates the Adjusted EBITDA reconciliation set forth above:

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                                  --------------------------
                                                       2006         2005
                                                  ------------   -----------
Adjusted EBITDA excluding merger-related
  expenses (see above)                             $189,726       $122,488
Divided by:  service revenues
  (as reported on Consolidated Statements of
  Operations)                                       468,011        378,858
                                                  ------------   -----------
Service revenue margin                                  41%           32%
                                                  ============   ===========

LRS - LIFETIME REVENUE PER SUBSCRIBER
LRS is an industry term calculated by dividing ARPU (see above) by the subscriber churn rate. The subscriber churn rate is an indicator of subscriber retention and represents the monthly percentage of the subscriber base that disconnects from service. Subscriber churn is calculated by dividing the number of handsets disconnected from commercial service during the period by the average number of handsets in commercial service during the period. LRS, itself, is not a measurement determined under GAAP in the United States of America and may not be similar to LRS measures of other companies; however, LRS uses GAAP measures as the basis for calculation. We believe that LRS is an indicator of the expected lifetime revenue of our average subscriber, assuming that churn and ARPU remain constant as indicated. We also believe that this measure, like ARPU, provides useful information concerning the appeal of our rate plans and service offering and our performance in attracting and retaining high value customers. The following schedule reflects the LRS calculation:

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                                  --------------------------
                                                       2006         2005
                                                  ------------   -----------
ARPU (without roaming revenues)                    $      66     $     67
Divided by:  Churn                                      1.4%         1.4%
                                                  ------------   -----------
Lifetime revenue per subscriber (LRS)              $   4,714     $  4,786
                                                  ============   ===========

ARPU - AVERAGE REVENUE PER UNIT
ARPU is an industry term that measures total service revenues per month from our subscribers divided by the average number of subscribers in commercial service during the period. ARPU, itself, is not a measurement determined under GAAP in the United States of America and may not be similar to ARPU measures of other companies; however, ARPU uses GAAP measures as the basis for calculation. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offering and our performance in attracting high value customers. The following schedule reflects the ARPU calculation and provides a reconciliation of service revenues used for the ARPU calculation to service revenues reported on our Consolidated Statements of Operations, which we believe is the most directly comparable GAAP measure to the service revenues measure used for the ARPU calculation:


ARPU (WITHOUT ROAMING REVENUES)

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                                  --------------------------
                                                       2006         2005
                                                  ------------   -----------
Service revenues (as reported on
  Consolidated Statements of Operations)             $468,011     $378,858
Activation fees deferred (recognized)
  for SAB No. 101                                        (184)        (703)
Add:  activation fees reclassified
  for EITF No. 00-21                                   10,100        4,633
Less: roaming revenues and other
  non-service revenues                                (66,608)     (48,476)
                                                  ------------   -----------
Service revenues for ARPU                            $411,319     $334,312
                                                  ============   ===========
Average units (subscribers)                             2,072        1,669
                                                  ============   ===========
ARPU                                                 $     66     $     67
                                                  ============   ===========


ARPU (INCLUDING ROAMING REVENUES)

                                                  FOR THE THREE MONTHS ENDED
                                                           MARCH 31,
                                                  --------------------------
                                                       2006         2005
                                                  ------------   -----------
Service revenues (as reported on
  Consolidated Statements of Operations)             $468,011      $378,858
Activation fees deferred (recognized)
  for SAB No. 101                                        (184)         (703)
Add:  activation fees reclassified
  for EITF No. 00-21                                   10,100         4,633
Less:  other non-service revenues                      (7,851)       (3,652)
                                                  ------------   -----------
Service plus roaming revenues for ARPU               $470,076      $379,136
                                                  ============   ===========
Average units (subscribers)                             2,072         1,669
                                                  ============   ===========
ARPU, including roaming revenues                     $     76      $     76
                                                  ============   ===========